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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 26, 2000
                                ----------------
                                (Date of Report)

                                JANUARY 26, 2000
                                ----------------
                        (Date of earliest event reported)

                              POLAROID CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

                                     1-4085
                                     ------
                            (Commission File Number)

                                   04-1734655
                                   ----------
                        (IRS Employer Identification No.)

               784 MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02139
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (781) 386-2000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On January 26, 2000, Polaroid Corporation issued a press release which announced the 1999 fourth quarter and full year results. A copy of the press release is attached hereto as Exhibit 99.1.

On Janaury 26, 2000 Polaroid Corporation issued a press release which announced the outlook for 2000. A copy of the press release is attached hereto as Exhibit 99.2

Item 7. (c) Exhibits

Exhibit 99.1 Polaroid Press Release dated January 26, 2000 announcing 1999 fourth quarter and full year results.

Exhibit 99.2 Polaroid Press Release dated January 26, 2000 announcing the outlook for 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POLAROID CORPORATION

                                            By     /s/ NEAL G. GOLDMAN
                                                   -------------------
                                            Name:  Neal G. Goldman
                                            Title: Vice President,
                                                   General Counsel and
                                                   Secretary

Dated: January 26, 2000